Exhibit 99.1

BLUELA CARSHARING, LLC

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

BLUELA CARSHARING, LLC

INDEX TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

BlueLA Carsharing, LLC

Los Angeles, California

We have audited the accompanying financial statements of BlueLA Carsharing, LLC, which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of income, accumulated deficit, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our unmodified opinion on 2019 and our qualified audit opinion on 2018.

Basis for Qualified Opinion on the Results of Operations and Cash flows

Because it was an initial audit engagement and in accordance with the terms of our engagement, we have not applied audit procedures necessary to obtain sufficient appropriate audit evidence about the classifications and amounts comprising the balance sheet at December 31, 2017. At December 31, 2017, some aspects of the balance sheet, including classifications and amounts, materially affect the determination of the results of operations and cash flows for the year ended December 31, 2018.

Unmodified opinion on 2019 and qualified opinion on 2018

In our opinion, except for the possible effects on the 2018 financial statements of the matter discussed in the Basis for Qualified Opinion on the Results of Operations, Cash flows, and Consistency paragraph, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of BlueLA Carsharing, LLC as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Constantin Associates, LLP

New York, New York

May 20, 2020

BLUELA CARSHARING, LLC

BALANCE SHEETS

DECEMBER 31, 2019 AND 2018

ASSETS

	2019	2018
Current assets
Cash and cash equivalents (Note 1)	$488,613	$859,000
Accounts receivable - trade, net of an allowance of $197,219 and $60,646, respectively (Note 1)	49,082	22,391
Accounts receivable - related party (Note 2)	26,356	-
Other receivables	14,440	11,967
Grant to be received (Note 3)	217,255	334,560
Prepaid expenses	4,016	119,024
Total current assets	799,762	1,346,942

Property and equipment, net of accumulated depreciation (Notes 1 and 4)	-	3,106,784

Other assets
Intangible assets, net of accumulated amortization (Notes 1 and 5)	-	521,404
Security deposits	73,357	34,560
Total other assets	73,357	555,964
Total assets	$873,119	$5,009,690

The accompanying notes are an integral part of these financial statements.

LIABILITIES AND STOCKHOLDER’S DEFICIT

	2019	2018
Current liabilities
Accounts payable - trade	$100,075	$93,736
Accounts payable - related party (Note 2)	268,057	631,866
Payroll and related accruals	75,789	18,495
Accrued expenses and other current liabilities (Note 1)	212,954	124,452
Accrued expenses - related party (Note 2)	196,640	255,132
Note payable - related party (Note 2)	12,677,379	7,694,268
Provision for risk (Note 6)	754,659	-

Total current liabilities	14,285,553	8,817,949

Long-term liabilities
Deferred grant (Note 7)	-	607,381

Total long-term liabilities	-	607,381

Commitments and contingencies (Note 8)
Stockholder’s deficit
Common stock	100	100
Accumulated deficit (Note 10)	(13,412,534)	(4,415,740)

Total stockholder’s deficit	(13,412,434)	(4,415,640)

Total liabilities and stockholder’s deficit	$873,119	$5,009,690

BLUELA CARSHARING, LLC

STATEMENTS OF INCOME AND ACCUMULATED DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	2019	2018

Revenue, net (Note 1)	$577,712	$159,831

Cost of sales (Note 11 and Schedule I)	622,260	290,475

Gross profit	(44,548)	(130,644)

Operating expenses (Note 11 and Schedule II)	8,717,807	3,180,366

Operating loss	(8,762,355)	(3,311,010)

Other income (expenses)
Interest expense, net	(322,407)	(172,627)
Realized exchange gain (loss), net	13,228	(5,972)
Other income (Note 3)	50,000	50,000
Grant income (Note 7)	27,540	712,883

Total other income (expenses)	(231,639)	584,284

Loss before income taxes	(8,993,994)	(2,726,726)

Provision for income taxes (Note 9)	2,800	800

Net loss	(8,996,794)	(2,727,526)

Accumulated deficit - beginning of year	(4,415,740)	(1,688,214)

Accumulated deficit - end of year (Note 10)	$(13,412,534)	$(4,415,740)

The accompanying notes are an integral part of these financial statements.

BLUELA CARSHARING, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

	2019	2018
		(Unaudited)
Cash flows from operating activities
Net loss	$(8,996,794)	$(2,727,526)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	4,210,796	212,898
Provision for bad debt	136,573	60,646
Provision for risk	754,659	-

(Increase) decrease in:
Accounts receivable - trade	(163,264)	5,064
Accounts receivable - related party	(26,356)	-
Other receivables	(2,473)	(7,242)
Grant to be received	267,305	(280,898)
Prepaid expenses	115,008	(87,724)
Security deposits	(38,797)	(4,130)

Increase (decrease) in:
Accounts payable - trade	6,339	(110,986)
Accounts payable - related party	(363,809)	631,866
Payroll and related accruals	57,294	18,495
Accrued expenses and other current liabilities	88,502	(94,017)
Accrued expenses - related party	(58,492)	255,132

Net cash used in operating activities	(4,013,509)	(2,128,422)

Cash flows from investing activities
Purchase of property and equipment	(1,539,989)	(1,630,353)
Grant received	200,000	643,710

Net cash used in investing activities	$(1,339,989)	$(986,643)

The accompanying notes are an integral part of these financial statements.

BLUELA CARSHARING, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Continued)

	2019	2018
		(Unaudited)
Cash flows from financing activities
Change in note payable - related party	$4,983,111	$3,709,999

Net cash provided by financing activities	4,983,111	3,709,999

Net increase (decrease) in cash and cash equivalents	(370,387)	594,934

Cash and cash equivalents - beginning of year	859,000	264,066

Cash and cash equivalents - end of year	$488,613	$859,000

Supplemental disclosures on cash flow information

Interest paid during the year	$-	$-
Income taxes paid during the year	$2,000	$900

The accompanying notes are an integral part of these financial statements.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

Note 1	Summary of Significant Accounting Policies

Organization

BlueLA Carsharing, LLC (“The Company”), a U.S. corporation, was organized in the State of California in February 2016. The Company is wholly owned by Blue Systems USA, Inc. The Company operates in Los Angeles, CA.

The Company was established to provide, manage, operate and maintain electric vehicle rental services and charging stations in the city of Los Angeles, CA. On April 2018, the car sharing program BlueLA was officially launched to the public with a limited number of vehicles and charging stations.

Basis of Accounting

The Company’s financial statements are prepared using the accrual basis of accounting.

Use of Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk, as defined by FASB, ASC 825-10-50, primarily consist of cash and cash equivalent accounts. The Company places its temporary cash investments with high credit quality financial institutions. Accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per bank.

As of December 31, 2019 and 2018, cash and cash equivalents exceeding federally insured limits amounted to $262,323 and $646,011, respectively.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Continued)

Note 1	Summary of Significant Accounting Policies (Continued)

Allowance for Doubtful Accounts

The allowance for doubtful accounts is based on management’s evaluation of the adequacy of the allowance for possible non recoverable accounts receivable. This evaluation encompasses consideration of past loss experiences and the composition of the outstanding accounts receivable. As of December 31, 2019 and 2018, the allowance for doubtful accounts amounted to $197,219 and $60,646, respectively.

Property and Equipment

Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred. Costs of additions and betterment are capitalized.

Depreciation is computed using the straight-line method over the useful live of the assets or over the length of the lease for the assets acquired by leasing.

Long-Lived Assets

The Company has adopted FASB, ASC 360-10, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Revenue Recognition

Revenue from the sale of the Company’s services is recognized when services are delivered to customers.

Government Grant

Government grant is recognized when there is reasonable assurance that the Company will comply with any conditions attached to the grant and the grant will be received. The grant is recognized as income over the period necessary to match them with the related costs, for which they are intended to compensate, on a systematic basis. A grant receivable as compensation for costs already incurred or for immediate financial support, with no future related costs, is recognized as income in the period in which it is receivable.

A grant relating to assets is presented as deferred income and deducted from the related expenses.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Continued)

Note 1	Summary of Significant Accounting Policies (Continued)

Income Taxes

The Company accounts for income taxes under the liability method as required by FASB ASC 740-10-25. Under this method deferred tax assets and liabilities are recognized for the future consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry-forwards.

Deferred taxes are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Valuation reserves have been established for deferred assets that may not be utilized in the near future.

Note 2	Related Party Transactions

Transactions between the Company, its parent and its affiliates as of December 31, 2019 and 2018 consisted of the following:

	2019	2018
Accounts receivable - related party
BlueIndy	$26,356	$-

Total accounts receivable - related party	$26,356	$-

Accounts payable - related party
SDV Cartrading	$214,010	$127,856
BlueIndy	35,898	1,960
IER S.A.	8,957	132,233
Polyconseil	3,314	54,466
BlueCarsharing SAS	2,636	301,685
Other	3,242	13,666

Total accounts payable - related party	$268,057	$631,866

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Continued)

Note 2	Related Party Transactions (Continued)

	2019	2018
Accrued expenses - related party
BlueCarsharing SAS	$106,413	$129,631
SDV Cartrading	40,000	47,000
BlueIndy	26,929	34,498
Wifirst	23,298	36,980
Polyconseil	-	7,023

Total accrued expenses - related party	$196,640	$255,132
Note payable - related party
BlueCarsharing SAS	$12,677,379	$7,694,268

Total note payable - related party	$12,677,379	$7,694,268

Note 3	Government Grant

Starting April 2018, the Company received grants from the city of Los Angeles in connection with the agreement with the city of Los Angeles for Electric Vehicle Car Sharing dated January 17, 2017.

As per agreement, the Company shall receive $4,000 from the City of Los Angeles for each charging point put in service and operated in the City of Los Angeles, CA. The amount has been increased to $5,000 for each charging point.

Grants claimed for the years ended December 31, 2019 and 2018, amounted to $350,000 and $697,372, respectively. Furthermore, the Company shall receive grant for marketing costs, permits and parking costs.

As of December 31, 2019 and 2018, the grant to be received is made of the following :

	2019	2018

Grant to be received related to investment	$217,255	$53,662
Grant to be received related to operations	-	280,898

Total grant to be received	$217,255	$334,560

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Continued)

Note 4	Property and Equipment

As of December 31, 2019 and 2018, property and equipment consisted of:

Description	2019	2018	Estimated useful life

Machinery and equipment	$3,736,068	$1,979,562	3 - 10 years
Tangible assets in progress	821,666	1,231,383

Total property and equipment	4,557,734	3,210,945

Less accumulated depreciation	(4,557,734)	(104,161)

Property and equipment, net	$-	$3,106,784

Depreciation expense for the years ended December 31, 2019 and 2018 amounted to $4,453,573 and $104,161, respectively.

Depreciation expense for the year 2019 includes an impairment charge of $4,155,854.

Note 5	Intangible assets

As of December 31, 2019 and 2018, intangible assets are made of:

Description	2019	2018	Estimated useful life

Licenses	$876,739	$629,123	3 years
Intangible assets in progress	36,593	91,009

Total intangible assets	913,332	720,132

Less accumulated amortization	(913,332)	(198,728)

Intangible assets, net	$-	$521,404

Amortization expense for the years ended December 31, 2019 and 2018 amounted to $714,604 and $198,728, respectively.

Amortization expense for the year 2019 includes an impairment charge of $459,323.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Continued)

Note 6	Provision for risk

A provision for risk has been recorded for $754,659 for risk associated with performance of Company contracts.

Note 7	Deferred Grant

The grant related to the acquisitions of charging points and start-up costs were recorded in deferred income and depreciated over their useful life (10 years and 3 years, respectively). As of December 31, 2019 and 2018, the deferred grant is as follows :

	2019	2018

Grant related to investment	$-	$697,372
Accumulated depreciation	-	(89,991)

Total deferred grant	$-	$607,381

In 2019, with the impairment of the tangible and intangible assets, the Company decided to reverse the deferred grant and record in income the remaining balance for an amount of $790,974.

Note 8	Commitments and Contingencies

In 2017, the Company entered into three membership agreements for office premises located downtown Los Angeles. In April 2018, the Company entered into a fourth membership agreement for an additional office. In September 2018, all agreements were amended into one new membership agreement and extended for 6 months until February 2019. The agreement was renewed until August 2020 and requires monthly payments amounting from $5,876 to $8,326.

Future minimum rental payments under the membership agreement are as follows:

Year ending December 31,	Amount

2020	$61,708
Total	$61,708

For the years ended December 31, 2019 and 2018, the rent expenses related to the membership agreement were $101,114 and $85,470, respectively.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Continued)

Note 9	Income Taxes

For the years ended December 31, 2019 and 2018, the provision for income taxes is made of the following:

	2019	2018
Current income tax expense
Federal	$-	$-
States and city	2,800	800

Total current income tax expense	2,800	800

Deferred income tax expense	-	-

Provision for income taxes	$2,800	$800

Note 10	Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred recurring losses, which led to a stockholders’ deficit of $13,412,434 as of December 31, 2019. The parent Company, BlueCarsharing SAS, confirmed in a letter dated June 20, 2019 the financial support of its subsidiary for the next four years.

The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 11	Reclassifications

Reclassifications have been made to the 2018 financial statements to conform with the 2019 presentation.

Note 12	Subsequent Events

The Company has evaluated events and transactions occurring after December 31, 2019 through May 20, 2020, and as a result of the spread of Covid19 coronavirus, economic uncertainties have arisen which are likely to negatively impact the operating results of the Company. However, the related financial statements impact and duration cannot be reasonably estimated at this time.

BLUELA CARSHARING, LLC

SUPPLEMENTARY INFORMATION

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

To the Board of Directors of

BlueLA Carsharing, LLC

Los Angeles, California

We have audited the financial statements of BlueLA Carsharing, LLC as of and for the years ended December 31, 2019 and 2018, and our report thereon dated May 20, 2020, which expressed an unmodified opinion on the balance sheet and qualified opinion on the results of operations and cash flows, appears on pages 2 and 3. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The schedules of cost of sales and of operating expenses, pages 16 and 17, are presented for purpose of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Constantin Associates, LLP

New York, New York

May 20, 2020

BLUELA CARSHARING, LLC

STATEMENTS OF COST OF SALES

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

SCHEDULE I

	2019	2018

Car rentals	$583,197	$253,000
Car documentation	39,063	37,475

Total cost of sales	$622,260	$290,475

BLUELA CARSHARING, LLC

STATEMENTS OF OPERATING EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

SCHEDULE II

	2019	2018

Depreciation and amortization expenses	$4,210,796	$212,898
Salaries and bonuses	1,084,453	818,674
Provision for risk	754,659	-
Repair and maintenance	622,230	252,468
Insurance	281,492	122,282
Advertising and marketing	262,655	392,813
Outsourced services	248,068	141,266
Payroll taxes and benefits	238,655	155,256
Professional fees	222,374	419,460
Temporary help	178,552	237,709
Electricity at stations	150,137	37,543
Bad debt expense	136,573	60,646
Rent	134,277	105,525
Station internet connectivity	130,672	69,995
Travel, meals and entertainment	72,952	74,851
Bank charges and payment processing fees	57,491	23,256
Miscellaneous expenses	43,040	7,945
Freight	26,184	29,439
Office supplies	19,943	43,859
Rebilling of expenses	(157,396)	(25,519)

Total operating expenses	$8,717,807	$3,180,366

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